SECURITIES AND EXCHANGE COMMISSION
                                     Washington, D.C. 20549

                                           FORM 8-K/A

                                         AMENDMENT NO. 1

                                   Amendment to Current Report

                             Pursuant to Section 13 or 15(d) of the

                                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         February 15, 1995


                                   COMPETITIVE TECHNOLOGIES, INC.
                     (Exact name of registrant as specified in its charter)


                                         1-8696
                                     (Commission file number)


       The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report Dated February 15, 1995 on Form 8-K as set forth in the pages attached hereto:

             (List all such items, financial statements, exhibits or other portions amended)

Item 7.  Financial Statements and Exhibits - Pages 6-14

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

                                              COMPETITIVE TECHNOLOGIES, INC.
                                                             Registrant

Date:  May 15, 1995

                                            By:    Frank R. McPike, Jr.
                                                   Vice President, Finance
                                                   Principal Financial Officer
                                                   and Authorized Signer


Item 7.        Financial Statements and Exhibits.
                                                                         Page

A.     Financial Statements

       None

B.     Pro Forma Financial Information (Unaudited)                         3

       Pro Forma Condensed Consolidated Balance Sheet
         at October 31, 1994                                             4-5

       Pro Forma Condensed Consolidated Statement of
         Operations for the year ended July 31, 1994                       6

       Pro Forma Condensed Consolidated Statement of
         Operations for the three months ended
         October 31, 1994                                                  7

       Notes to Pro Forma Condensed Consolidated
         Financial Statements                                           8-10


C.     Exhibits

       2.1     Letter from Barden Companies, Inc. to                   11-12
               Competitive Technologies, Inc. dated
               February 14, 1995, received by the
               registrant February 15, 1995.

       2.2     Purchase and Subscription Agreement dated
               July 9, 1993 by and among University
               Communications, Inc., Competitive
               Technologies, Inc. (formerly University
               Patents, Inc.) and Barden Communications,
               Inc. filed as Exhibit 10.1 to registrant's
               Form 8-K dated July 9, 1993 and hereby
               incorporated by reference.


                         COMPETITIVE TECHNOLOGIES, INC. AND SUBSIDIARIES

                                 Pro Forma Financial Information
                                           (unaudited)



       The following pro forma balance sheet reflects the sale as if it had occurred on October 31, 1994.

       The following pro forma statements of operations for Competitive Technologies, Inc. (CTI) and subsidiaries for the fiscal year ended July 31, 1994 and for the three months ended October 31, 1994 reflect CTI's sale of 2,347,180 shares of UCI stock as if it had occurred on August 1, 1993.

                           COMPETITIVE TECHNOLOGIES, INC. AND SUBSIDIARIES

                            Pro Forma Condensed Consolidated Balance Sheet
                                            October 31, 1994
                                               (Unaudited)


                                                 Historical
                                                Competitive
                                                Technologies,
                                                    Inc.                                      Pro Forma
                                                October 31,         Pro Forma                  Balance
ASSETS                                              1994           Adjustments                  Sheet
Current assets:
  Cash and cash equivalents                    $  1,286,922        $ 2,870,034 (A)(B)        $ 4,156,956
  Short-term investments, at
    market                                        1,221,079                 --                 1,221,079
  Receivables:
    Royalties                                        36,122                 --                    36,122
    Computer-based education
      services                                    1,352,521         (1,352,521) (A)                   --
    Other, including $38,929
      receivable from related
      parties (pro forma: $38,929)                  103,897             (2,000) (A)              101,897
  Loans, advances and interest
      from affiliate                                     --            321,356  (A)              321,356
  Prepaid expenses and other
    current assets                                  291,055           (163,829) (A)              127,226
    Total current assets                          4,291,596          1,673,040                 5,964,636

Property and equipment, net                         812,852           (681,620) (A)              131,232
Investment in affiliates                            453,917             29,937  (A)(B)           483,854
Excess of purchase price over
  net assets acquired, net of
  accumulated amortization
  of $661,376 (pro forma: $109,977)                 884,759           (680,505) (A)              204,254
Other assets                                        474,251             (8,593) (A)              465,658

      Total assets                             $  6,917,375        $   332,259               $ 7,249,634

                                          See accompanying notes

                           COMPETITIVE TECHNOLOGIES, INC. AND SUBSIDIARIES

                           Pro Forma Condensed Consolidated Balance Sheet
                                         October 31, 1994
                                            (Unaudited)


                                                Historical
                                               Competitive
                                               Technologies,
                                                   Inc.                                       Pro Forma
                                                October 31,         Pro Forma                  Balance
                                                  1994            Adjustments                  Sheet

LIABILITIES AND SHAREHOLDERS' INTEREST
Current liabilities:
  Line of credit obligation                    $    100,000        $  (100,000) (A)          $         --
  Accounts payable, including
    $7,940 payable to related
    parties (pro forma: $1,841)                     291,951           (230,696) (A)                61,255
  Accrued liabilities, including
    $10,871 payable to related
    parties (pro forma: $7,261)                     383,194           (144,102) (A)               239,092
  Deferred revenues                               1,415,462         (1,376,016) (A)                39,446
    Total current liabilities                     2,190,607         (1,850,814)                   339,793

Other noncurrent liabilities                        108,379           (108,379) (A)                    --
Minority interest                                   478,587           (478,587) (A)                    --

Shareholders' interest:
  5% preferred stock, $25 par value                  60,675                 --                     60,675
  Common stock, $.01 par value                       58,168                 --                     58,168
  Capital in excess of par value                 24,294,696                 --                 24,294,696
  Less: treasury stock at cost:
    12,208 shares                                   (96,362)                --                    (96,362)
  Net unrealized holding gains on
     available for sale securities                   20,012                 --                     20,012
  Accumulated deficit                           (20,197,387)         2,770,039 (B)            (17,427,348)
    Total shareholders' interest                  4,139,802          2,770,039                  6,909,841

      Total liabilities and
        shareholders' interest                 $  6,917,375        $   332,259               $  7,249,634


                                            See accompanying notes



                         COMPETITIVE TECHNOLOGIES, INC. AND SUBSIDIARIES

                   Pro Forma Condensed Consolidated Statement of Operations
                                 for the year ended July 31, 1994
                                           (Unaudited)

                                                   Historical
                                                  Competitive
                                                  Technologies,
                                                      Inc.
                                                    July 31,        Pro Forma                 Pro Forma
                                                      1994         Adjustments                 Results
Revenues:
  Retained royalties                              $   717,514      $         --              $   717,514
  Revenues under service contracts
    including $179,000 from related
    parties                                           211,245                --                  211,245
  Grant revenues                                       34,019                --                   34,019
  Computer-based education services                 3,752,705        (3,752,705) (C)                  --
                                                    4,715,483        (3,752,705)                 962,778
General and administration expenses,
  including costs of technology
  management business, of which
  $100,000 was paid to related
  parties                                           1,924,283               121  (C)           1,924,404
Research and development expenses                      36,484                --                   36,484
Costs of computer-based education
  services, including $36,000 paid
  to related parties                                3,718,327        (3,718,327) (C)                  --
                                                    5,679,094        (3,718,206)               1,960,888
  Operating loss                                     (963,611)          (34,499)                (998,110)
Gain on sale of UCI shares
  to Barden                                               --                 -- (D)                   --
Interest income                                        98,975             9,176 (C)(F)           108,151
Interest expense                                      (26,747)           26,747                       --
Income related to equity method
  affiliates                                            6,127            14,268 (C)               20,395
Other, net                                             45,008                --                   45,008
  Income (loss) from continuing
    operations before income taxes
    and minority interest                            (840,248)           15,692                 (824,556)
Provision for income taxes                             22,324            (3,884) (C)              18,440
  Income (loss) from continuing
    operations before minority interest              (862,572)           19,576                 (842,996)
Minority interest in losses of
  subsidiaries                                         22,790            (8,790) (E)              14,000
Income (loss) from continuing
  operations                                      $  (839,782)     $     10,786              $  (828,996)

Net income (loss) from continuing
  operations per share of common stock:
    Primary                                       $      (.15)                               $      (.14)
 Fully diluted                                    $      (.15)                               $      (.14)

Weighted average number of common and
  common equivalent shares outstanding:
    Primary                                         5,761,610                                  6,005,913
    Fully diluted                                   5,761,610                                  6,005,913

                                            See accompanying notes


                            COMPETITIVE TECHNOLOGIES, INC. AND SUBSIDIARIES

                       Pro Forma Condensed Consolidated Statement of Operations
                              for the three months ended October 31, 1994
                                              (Unaudited)


                                                   Historical
                                                  Competitive
                                                  Technologies
                                                      Inc.
                                                  October 31,       Pro Forma                 Pro Forma
                                                      1994         Adjustments                 Results
Revenues:
  Retained royalties                              $    89,905      $        --               $    89,905
  Revenues under service contracts
    including $ 63,419 from
    related parties                                    82,913               --                    82,913
  Grant revenues                                       49,140               --                    49,140
  Computer-based education services                 1,267,065       (1,267,065) (C)                   --
                                                    1,489,023       (1,267,065)                  221,958
General and administration expenses,
  including costs of technology
  management business of which
  $16,358 was paid to related
  parties                                             409,564               --                   409,564
Research and development expenses                      18,403               --                    18,403
Costs of computer-based education
  services, including $8,097 paid
  to related parties                                1,150,188       (1,150,188) (C)                   --
                                                    1,578,155       (1,150,188)                  427,967
  Operating loss                                      (89,132)        (116,877)                 (206,009)
Interest income                                        17,887              697 (C)(F)             18,584
Interest expense                                       (8,637)           8,637 (C)                    --
Losses related to equity method
  affiliates                                           (7,793)             258 (C)                (7,535)
Other, net                                              3,510               --                     3,510
  Loss from continuing operations
    before income taxes and
    minority interest                                 (84,165)        (107,285)                 (191,450)
Provision for income taxes                              5,609               --                     5,609
  Loss from continuing operations
    before minority interest                          (89,774)        (107,285)                 (197,059)
Minority interest in (income)
  losses of subsidiaries                              (41,191)          48,191 (E)                 7,000
  Net loss                                        $  (130,965)     $   (59,094)              $  (190,059)

Net loss per share of
  common stock
  (primary and fully diluted)                     $      (.02)                               $      (.03)

Weighted average number of common
  and common equivalent shares
  outstanding
  (primary and fully diluted)                       5,798,776                                  5,798,776

                                            See accompanying notes



                         COMPETITIVE TECHNOLOGIES, INC. AND SUBSIDIARIES

                     Notes to Pro Forma Condensed Consolidated Balance Sheet
                                           (Unaudited)


        The pro forma condensed consolidated balance sheet reflects CTI's sale of 2,347,180 shares of UCI stock for $3,227,372 in cash as if it had occurred on October 31, 1994. The historical condensed consolidated balance sheet of CTI reported UCI as a consolidated subsidiary. The pro forma condensed consolidated balance sheet reflects CTI's remaining 12.4% investment in UCI on the cost method. The specific pro forma adjustments to achieve this change are as follows:

A. This entry removes the assets and liabilities of UCI, including its minority shareholders' interest in those net assets, as reflected in the historical consolidated balance sheet at October 31, 1994 and records CTI's investment in UCI as it would have been reflected on October 31, 1994 if UCI were not a consolidated subsidiary.

B. This entry reflects CTI's sale of part of its investment in UCI for $3,227,372 in cash, the reduction of its investment in UCI and the resulting gain that would have been recorded if the sale had occurred on October 31, 1994.


                         COMPETITIVE TECHNOLOGIES, INC. AND SUBSIDIARIES

                            Notes to Pro Forma Condensed Consolidated
                                    Statements of Operations
                                           (Unaudited)

        The pro forma condensed consolidated statements of operations treat CTI's sale of 2,347,180 shares of UCI stock for $3,227,362 in cash as it if had occurred on August 1, 1993.

        CTI expects to report a gain on the sale of UCI shares of between $1,600,000 and $2,700,000 in the fiscal quarter ending April 30, 1995. The amount of CTI's gain will be determined by the number of shares CTI purchases from UCI shareholders other than Barden. CTI intends to offer all UCI shareholders other than Barden the opportunity to participate in the transaction. Pursuant to this offer, CTI would offer to purchase from the other UCI shareholders a maximum of approximately 950,000 shares at $1.375, the same price CTI received from Barden. This would be equivalent to allowing all UCI shareholders other than Barden to participate pro rata in the sale of shares to Barden. CTI does not know whether other UCI shareholders will elect to sell their shares or not.

        The historical condensed consolidated statements of operations of CTI reported UCI as a consolidated subsidiary. The pro forma condensed consolidated statements of operations reflect CTI's remaining 12.4% investment in UCI on the cost method. Since UCI incurred losses from its inception through the fiscal year ended
July 31, 1994, it has declared no dividends to date. UCI may not declare or pay dividends during the term of its current credit facility (see Note 2 to Consolidated Financial Statements in CTI's Annual Report on Form 10-K for the year ended July 31, 1994).

C. This entry removes the revenues and expenses of UCI as reflected in the historical consolidated statements of operations for the periods presented.

D. No pro forma adjustment has been recorded to reflect CTI's sale of part of its investment in UCI for $3,227,372 in cash or the resulting gain. This transaction, including CTI's gain on its sale of part of its investment in UCI, will be recognized in the third quarter of fiscal 1995 when the sale is consummated.

E. This entry adjusts for UCI's minority shareholders' interest in UCI's net income or loss for the period presented.

F. No pro forma adjustment has been recorded to reflect interest which would have been earned on the proceeds of the sale if it had occurred on August 1, 1993 and the proceeds had been invested throughout the period. If the proceeds had been invested at the weighted average interest rate available on its short-term investment account throughout the period, CTI estimates it would have earned approximately $103,000 and $36,000 in the year ended July 31, 1994 and the three months ended October 31, 1994, respectively.